CBTT

China Bottles Inc.









China Bottles Inc.

Safe Harbor Statement

China Bottles Inc.

- Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws. You can identify these forward-looking statements by terminology such as "will", "expects", "anticipates", "estimates", "plans", "future", "intends", "believes" and similar statements. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such factors include, but are not limited to the company's ability to complete product orders, coordinate product design with its customers, ability to expand and grow its distribution channels, political and economic factors in the People's Republic of China, the Company's ability to find attractive acquisition candidates, dependence on a limited number of larger customers and other factors detailed in the Company's filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

- Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

- We undertake no obligation to publicly update or revise any forward-looking statements or other information or data contained in this presentation, whether to reflect any change in our expectations with respect to such statements or any change in events, conditions or circumstances on which any such statements are based or otherwise.

Equity Snapshot

China Bottles Inc.

Stock Symbol and Exchange:	CBTT/ OTCBB
Price (5-14-08):	$6.00
Market Cap (5-14-08): :	$450 million
Outstanding Shares(05-14-2008):	75 million
Revenue (three months ended 03/31/08):	$13.7 million
Net income (three months ended 03/31/08):	$2.8 million
2007* revenue:	$42.3 million
2007* net income:	$9.0 million

*Pro forma results derived by combining audited, historical financial results of the three operating companies

Company Snapshot

China Bottles Inc.

Building China's Leading Plastic Bottle Equipment Maker

- **China Bottles is a leading plastic packaging solution company offering three major product lines:**
  - PET/PP bottle blowing machinery
  - Custom-made injection and blow molds
  - Finished plastic bottle productions
- **Beverage bottles and pharmaceutical products**
- **Integrated solutions include end-to-end bottle production, storage, labeling and delivery**
- **Became a U.S. public company through a reverse merger in August, 2007**
- **Founded in 1993, headquartered in Qingyuan, Guangdong, PRC**
- **Nearly 500 employees**

Investment Highlights

China Bottles Inc.

- Strong market growth and expansion
- Market demand greater than supply
- Leading technological expertise in mold production
- Internationally competitive as cost leader
- Targeting high growth markets
- Expanding production capacity
- Increasing international penetration
- High Profitability

Products – Brand "Guo Zhu"

China Bottles Inc.

Blowing Equipment

- Plastic packaging machinery and supplementary machinery
- Brand "Guo Zhu"



Precision Mold

- Preform injection mold
- Blowing mold



Finished bottles

- OEM bottle production for manufacturers



Product Revenue Breakdown

China Bottles Inc.


2006* Revenue by Products
7%
29%
64%
Blowing Equipment
Mold Equipment
Finished Bottles


2007* Revenue by Products
8%
26%
66%
Blowing Equipment
Mold Equipment
Finished Bottles

*Pro forma results derived by combining audited, historical financial results of the three operating companies

Molds and Blowing Machines

China Bottles Inc.

Automatic rotary blowing machine

- The first patented machine in China with production effective rate of 99.5%, producing 24000 bottles per hour



Blowing molds

- For 200ml to 20L beverage bottles;
- For 100ml to 500ml pharma vials and test tubes
- Special treatment creates more durable and reusable molds





Multi-cavity preform injection molds

- Multi-cavity molds from 2-cavity to 96-cavity
- High precision cutting with digital control system

Major Clients:

汇源 | 润田 | 农夫山泉 NONGFU SPRING | 怡寶 | Coca-Cola

GanTen 景田 | HPGC 哈药集团 | 紫江集团 | 珠海中富

Bottle Production Services

- **PET Bottles**
  - Carbonated soft drink
  - Water
  - Juice/Tea
  - Health drink
- **Polypropylene Bottles**
  - IV injection vials and test tubes (intravenous)





Major Clients:

Key Corporate Milestones

China Bottles Inc.

- **2007** — Listed on Over-the-Counter Bulletin Board
- **2006** — Produced and marketed first preform injection molding machine
- **2004**
  - Qualified by Coca-Cola® as molds suppliers
  - Produced and marketed first automatic blowing machine
- **2000** — Qualified by Coca-Cola® as PET bottle provider
- **1998** — Produced and marketed semi-automatic blowing machine
- **1995** — Commenced injection molds and blowing molds production services
- **1993** — Commenced beverage bottle production business

Automating the Production Process


PET Raw Material
Injection Molding
Preform
Automatic
Blowing Machine
PET Bottles
Label Stamping
Branded Bottles

Growth Strategy

China Bottles Inc.

- Developing new products targeting high growth markets
  - Beverage companies
  - Pharmaceutical companies
- Accelerating product development cycle
  - Joint development programs with South China University of Technology
  - Building Research and Development Center
- Increasing production capacity to meet market demand
- Enhancing profit margin
  - Standardize components with modular design
  - Streamline the production process
- Strengthening domestic sales network
  - Sales offices in Beijing, Harbin, Shanghai, and Guangzhou
- Expanding international market

Targeting Pharmaceutical Industry

- First mover and the only player in China in making machinery capable of producing PP IV bottles and test tubes serving pharmaceutical companies since 2006



- China's pharmaceuticals market is forecast to become the world's fifth largest by 2010 - and the largest by 2050
- Active participation in pharmaceutical tradeshows and industrial expositions domestically



- Expanding domestic and international markets

Capacity Expansion

China Bottles Inc.

	2008 Capacity		2010 Planned capacity
Blowing Machines	90 units/ year	100% increase	180 units/ year
Preform molds	350 units/ year	100% increase	700 units/ year
Blowing molds	4500 units/ year	100% increase	9000 units/ year
Finished bottles	2 production lines	100% increase	4 production lines

Strong R&D As Backbone for Success

China Bottles Inc.

- Joint development program with South China University of Technology
- A few patents on plastics packaging equipment
- Increasing R&D development to accelerate growth
- Strong R&D meets the trend of beverage packaging manufacturers bringing outsourced packaging in-house





Competitive Advantages

China Bottles Inc.

- One of the large scale specialized companies in China to produce high precision molds and **fully-automatic blowing machine**
- Only Chinese company with ability to offer an **integrated solution** for the making and delivery of top graded plastic packaging production
- Strong reputation in China beverage industry for:
  - Quality
  - Supporting services
  - Credibility
- Cost Leader
  - 50% less than international companies
- Export to more than twenty countries
  - Higher gross margins
  - Diversify to smooth different market cycles

Beverage Packaging Machinery

China Bottles Inc.



$ in Billions
7
6.5
6
5.5
5
4.5%
3.5%
2.5%
1.5%
1.8%
3.4%
3.3%
3.2%
3.1%
2003
2004
2005
2006
2007E
2008E
Global Market Size (Billion US$)
YoY Growth

Source: SPG Media

Beverage Packaging Machinery Market

China Bottles Inc.

Global Market for Packaging Machinery by Application 2006


Other 20%
Food Packaging 40%
Pharmaceuticals, Cosmetics, Personal care & Household chemicals 20%
Beverage Packaging 20%


Japan & China 37%
North, Central & America 3%
Russia 4%
Asia-Pacific 16%
Africa & Middle East 5%
Europe 35%

Source: KRONES

Beverage Packaging Trends

China Bottles Inc.



PET Packaging
2015E
43.0%
2011E
35.5%
2007E
28.6%
2003
24.1%
0%
20%
40%
60%
80%
100%
Carton
Can
Glass
PET

- **PET is the fastest growing packaging material**
  - **PET bottles expected to increase to 43.0% of packaging market in 2015 from 24.1% of packaging market in 2003**
  - **Estimated CAGR 9% through 2015**

Source: PCI, Canadian, Mercer, GDA, Tetra, KRONES

Leading Packaging Material Trends

China Bottles Inc.

Trend of Packaging Material Mix (2003-2015E)



Billion Units
600
500
400
300
200
100
0
Annual PET Growth Rate = 9%
Carton
Can
Glass
PET
2003
2007E
2011E
2015E

Source: PCI, Canadian, Mercer, GDA, Tetra, KRONES

Leading packaging materials

- PET
- Glass
- Carton
- Can

Global Plastic Consumption Rates

China Bottles Inc.

- **Asian market excluding Japan, is expected to grow faster than both N. America and Western Europe**



Per capita demand in kg
4.2%
46
105
120
1980 2005 2010
North America
3.6%
40
99
116
1980 2005 2010
Western Europe
6.2%
2
20
27
1980 2005 2010
Asia ex. Japan

- **Global demand for plastic packaging expected to grow at over 5% per year from 2006 to 2015 to 328 million tons**

Source: BASF, VKE 2008
Source: BASF, VKE 2008

China's Market Potential

China Bottles Inc.

- China is the world's No.2 beverage market and projected to grow at an annual rate of about 11.6% between 2006 and 2011 – PET bottling anticipated to grow in tandem
- China's pharmaceuticals market is forecast to become the world's fifth largest by 2010 - and the largest by 2050
- China produces $4 Billion worth of plastics packaging machines per year and exports ten percent
- Only one out of twenty beverage packaging machines purchased in China is made in China
- Global demand for packaging projected to expand 5% through 2010 with China to record largest gains

Management Team

China Bottles Inc.

Yingren Cai - Founder and Chairman

- Over thirty years of experience in sales and marketing of plastic products and machinery
- Established Zhu Jiang Plastics Industrial Company and served as general manager
- Founded and managed all three operating subsidiaries

Chonghui Zhao - CEO

- Responsible for strategic development. Over seventeen years of experience in technology and production of plastic machinery and mold, beverage packaging plant management and sales and marketing of beverage packaging solutions.
- One of the first Chinese engineers in the industry, holder of 3 patents with another 3 pending approvals
- Graduated from South China University of Technology, majored in Machinery in Chemical Industry

Wen Wu - Director

- Over twenty years of experience in plant management, machinery and molding production
- Responsible for the strategic development, administrative and financial operation of the Company



World Class Quality Assurance

China Bottles Inc.

- ISO 9001 certified
- The first company to be certified by CE for its automatic bottle blowing machine in China
- Certificate of Verification of MD & LVD Compliance



SGS
VERIFICATION OF MD&LVD COMPLIANCE
CE

Rapidly Expanding Revenue

China Bottles Inc.



$42.3M
68%
$25.8M
$13.7M
2006*
2007*
2008 Q1

*Pro forma results derived by combining audited, historical financial results of the three operating companies

Growing Gross Margin

China Bottles Inc.



$ Millions
Gross margin
$14
$12
$10
$8
$6
$4
$2
$0
60%
50%
40%
30%
20%
10%
0%
90%
$7.3M
$13.7M
$4.1M
28.3%
32.4%
29.6%
2006*
2007*
2008 Q1

*Pro forma results derived by combining audited, historical financial results of the three operating companies

Expanding Net Income

China Bottles Inc.



$ Millions
Net Margin
100%
$10
$8
$6
$4
$2
$0
25%
20%
15%
10%
5%
0%
17.5%
21.3%
20.7%
$4.5M
$9.0M
$2.8M
2006*
2007*
2008 Q1
Net Income
Net margin

*Pro forma results derived by combining audited, historical financial results of the three operating companies

Income Statement Highlights

China Bottles Inc.

	2006*	2007*	Q1 2008 unaudited
Revenues	$25.8M	$42.3M	$13.7M
Cost of sales	$18.5M	$28.6M	$9.7M
Gross profit	$7.3M	$13.7M	$4.1M
Total operating expense	$1.4M	$2.6M	$1.5M
Operating income	$5.9M	$11.1M	$2.6M
Net income	$4.5M	$9.0M	$2.8M

*Pro forma results derived by combining audited, historical financial results of the three operating companies

Selected Balance Sheet Data

China Bottles Inc.

	Dec 31 2007 audited	Mar 31 2008 unaudited
Cash equivalent	$1.4M	$1.9M
Current assets	$11.7M	$23.2M
Total assets	$15.6M	$27.2M
Current Liabilities	$9.1M	$17.3M
Total liabilities	$9.1M	$17.3M
Shareholders' equity	$6.5M	$10.0M
Working capital	$2.6M	$5.9M

Investment Highlights

China Bottles Inc.

- Strong market growth and expansion
- Market demand greater than supply
- Leading technological expertise in mold production
- Internationally competitive as cost leader
- Targeting high growth markets
- Expanding production capacity
- Increasing international penetration
- High Profitability

Contact Information

China Bottles Inc.

China Bottles Inc.
Huanghuahu Industrial Zone,
Qingyuan, Guangdong, PRC

Investor Relations:
Crocker Coulson, President
CCG Elite
1325 Avenue of the Americas
Suite 2800
New York, NY 10019
crocker.coulson@ccgir.com
646-213-1915

Auditor:
Madsen & Associates, CPA
684 East Vine Street Suite 3
Salt Lake City, Utah 84106
Phone: 801-268-2632

Attorney:
Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
(212) 407-4000
Facsimile (212) 407-4990